Loomis Sayles Strategic Alpha Fund

(the “Fund”)

Supplement dated December 7, 2020 to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) each dated May 1, 2020, as may be revised or supplemented from time to time.

Effective January 8, 2021, Kevin Kearns, portfolio manager of the Fund, will no longer serve as a portfolio manager. Accordingly, effective January 8, 2021 all references to Mr. Kearns as a portfolio manager of the Fund in the Summary Prospectus, Statutory Prospectus and SAI will be hereby deleted.

Effective January 8, 2021, Brian P. Kennedy and Elaine M. Stokes will join the portfolio management team of the Fund.

The information under the subsection “Portfolio Managers” under the section “Management” in the Fund’s “Fund Summary” within the Prospectus is amended to include the following:

Brian P. Kennedy, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since 2021.

Elaine M. Stokes, Executive Vice President and Director of Loomis Sayles, has served as co-portfolio manager of the Fund since 2021.

The information under “Meet the Funds’ Portfolio Managers” in the section “Management Team” within the Fund’s Prospectus is amended to include the following:

Loomis Sayles

Brian P. Kennedy—Brian P. Kennedy has served as co-portfolio manager of the Loomis Sayles Strategic Alpha Fund since 2021. Mr. Kennedy, Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1994 as a structured finance and government bond trader. He moved over to credit trading in 2001, where he traded high yield bonds and initiated Loomis Sayles’ trading of bank loans. Mr. Kennedy was promoted to product manager in 2009. He received a B.S. from Providence

College, an M.B.A. from Babson College and has over 30 years of investment experience.

Elaine M. Stokes—Elaine M. Stokes has served as co-portfolio manager of the Loomis Sayles Strategic Alpha Fund since 2021. Ms. Stokes, Executive Vice President and Director of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 33 years of investment experience.

The following information supplements the sub-section “Portfolio Managers’ Management of Other Accounts” and “Portfolio Managers’ Ownership of Fund Shares” within the section “Portfolio Management Information” of the SAI:

Portfolio Managers’ Management of Other Accounts

The following table provides information on the other accounts managed by Brian P. Kennedy and Elaine M. Stokes as of September 30, 2020:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Brian P. Kennedy (Loomis Sayles)	13	$26.7 billion	0	$0	17	$9.3 billion	0	$0	119	$18.1 billion	5	$662.0 million
Elaine M. Stokes (Loomis Sayles)	15	$27.3 billion	0	$0	24	$10.0 billion	0	$0	138	$22.0 billion	5	$662.0 million

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2020, the portfolio managers of the Funds had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Brian P. Kennedy (Loomis Sayles)	Strategic Alpha Fund	F

Elaine M. Stokes (Loomis Sayles)	Strategic Alpha Fund	A

* A. None	E. $100,001 – $500,000
B. $1 – $10,000	F. $500,001 – $1,000,000
C. $10,001 – $50,000	G. over $1,000,000
D. $50,001 – $100,000